UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2025

TELOMIR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41952	87-2606031
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 SE 2nd St, Suite 2000, #1009

Miami, Florida
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (786) 396-6723

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	TELO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Telomir Pharmaceuticals Announces New Cancer Data in Aggressive Human Prostate Cancer Cells Showing Telomir-1 Resets DNA Methylation to Reactivate CDKN2A, a Master Tumor Suppressor, Outperforming Rapamycin and Chemotherapy

New preclinical findings highlight Telomir-1’s ability to reverse CDKN2A gene silencing by DNA methylation, reactivating this gene — often called the body’s natural “cell cycle brake.” These results build on prior STAT1 data, supporting Telomir-1’s profile as a potential first-in-class broad-spectrum DNA methylation reset therapy.

Telomir Pharmaceuticals, Inc. (NASDAQ:TELO) today reported new preclinical cancer data in aggressive human prostate cancer cell models (PC3 xenografts) showing that Telomir-1 inhibited DNA hypermethylation of CDKN2A, a master tumor suppressor gene often referred to as the body’s natural “cell cycle brake.”

CDKN2A plays a central role in controlling uninhibited cell growth and initiating programmed cell death, and its silencing is a well-established hallmark of cancer progression.

Telomir-1 outperformed both Rapamycin and chemotherapy in inhibiting DNA hypermethylation of CDKN2A in the in vivo human prostate cancer model. These findings build upon previously reported data showing that Telomir-1 also resets DNA methylation of STAT1, a master immune regulator silenced in aggressive cancers.

Together, the STAT1 and CDKN2A results demonstrate Telomir-1’s ability to reset epigenetic silencing across multiple tumor suppressor pathways. This dual effect addresses two of cancer’s most fundamental escape mechanisms: unchecked cell proliferation and immune evasion.

Telomir is actively assessing Telomir-1 across multiple aggressive cancers beyond prostate, with additional studies underway. The company’s pre-IND program is running in full gear, with CMC activities scaling up toward GMP production and IND-enabling studies ongoing as Telomir moves toward its first IND submission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOMIR PHARMACEUTICALS, INC.

Dated: September 9, 2025	By:	/s/ Erez Aminov
	Name:	Erez Aminov
	Title:	Chief Executive Officer